OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended January 31, 1999



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


                                             Document    Previously  Explanation
Required Attachments:                        Attached    Submitted    Attached

1.  Tax Receipts                                ( )         (X)          (X)

2.  Bank Statements                             ( )         ( )          (X)

3.  Most recently filed Income Tax Return       ( )         ( )          (X)

4.  Most recent Annual Financial Statements     ( )         (X)          ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                   Senior Vice President/Chief Financial Officer
---------------------------------  ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE


       David R. Gibson                            March 1, 1999
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended January 31, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended January 31, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) Income taxes result primarily from the gain on the sale of transmission towers in September 1998.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
 For the Months Ended January 31, 1999, December 31, 1998 and November 30, 1998
                                  ( Unaudited )
                                ( in thousands )

                                                                                         January        December          November
                                                                                           1999           1998              1998
                                                                                        ------------   ------------     -----------
    Paging Revenues
       Service, Rents & Maintenance                                                         $33,795        $33,826         $34,452

    Equipment Sales
       Product Sales                                                                          1,916          1,865           2,017
       Cost of Products Sold                                                                  1,335          1,364           2,065
                                                                                        ------------   ------------     -----------
          Equipment Margin                                                                      580            501             (48)

       Net Revenue                                                                           34,375         34,328          34,404

    Operating Expense
       Service, Rents & Maintenance                                                           8,926          9,210           9,337
       Selling                                                                                4,701          5,020           5,053
       General & Administrative                                                              10,623          9,967 (1)      10,276
                                                                                        ------------   ------------     -----------
       Operating  Expense Before Depr. & Amort.                                              24,250         24,197          24,666

       EBITDA Before Reorganization and Restructuring Costs                                  10,125         10,131           9,738

       Reorganization Costs                                                                   1,404          1,541           1,482
                                                                                        ------------   ------------     -----------
       EBITDA after Reorganization and Restructuring Costs                                    8,722          8,590           8,256

    Depreciation                                                                              6,818          6,872           6,852
    Amortization                                                                              2,477          2,481           2,481
    Amortization of Deferred Gain                                                              (389)          (389)           (389)
                                                                                        ------------   ------------     -----------
       Total Depreciation and Amortization                                                    8,906          8,964           8,944

    Operating Income(Loss)                                                                     (184)          (374)           (688)

    Interest Expense                                                                          3,508          3,496           3,436
    Reversal of Estimated Loss on Discontinued Operations                                         0          8,120 (2)           0
    Adjustment to Reduce Liabilities Subject to Compromise to Estimated Allowed Claims            0         10,461 (3)           0

    Other (Income)Expense                                                                       (69)           202              (9)
    Income Taxes                                                                                  0          3,280 (4)           0
                                                                                        ------------   ------------     -----------

    Net Income(Loss)                                                                        ($3,624)       $11,229         ($4,115)
                                                                                        ============   ============     ===========

                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      For the month ended January 31, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)



See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Accounts Receivable, Net in December 1998 includes an adjustment of $1.2 million to reduce the Company's allowance for doubtful accounts and an adjustment to reclassify approximately $2.7 million in credit balances. These adjustments relate to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) During January, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.


                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
         As of January 31, 1999, December 31, 1998 and November 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                January             December             November
                                                                                  1999                1998                 1998
                                                                             -------------       --------------         -----------
Assets:
     Current Assets:
        Cash                                                                           $56              $1,218               $4,016
        Accounts Receivable, Net                                                    40,086              38,942(1)            34,995
        Inventory                                                                    1,905               2,192                1,597
        Prepaid Expenses                                                             6,018               5,523                4,641
        Other Current Assets                                                         4,853               4,855                4,943
                                                                             --------------      --------------         ------------
            Total Current Assets                                                    52,919              52,731               50,192

     Noncurrent Assets:
        Property and Equipment, Net                                                222,255             219,642              217,645
        Deferred Financing Fees, Net                                                18,991              19,295               19,599
        Investment In Net Assets Of Equity Affiliate                                     0(4)            1,400                1,612
        Intangible Assets, Net                                                     263,649             266,109              268,368
        Other Assets                                                                   819                 837                  858
                                                                             --------------      --------------         ------------
            Total Noncurrent Assets                                                505,715             507,283              508,082

        Total Assets                                                              $558,634            $560,013             $558,274
                                                                             ==============      ==============         ============



Liabilities and Stockholders' Equity:
     Liabilities Not Subject to Compromise:
        DIP Credit Facility                                                             $0                  $0                   $0
        Accrued Reorganization Costs                                                 5,289               5,163                5,133
        Accrued Wages, Benefits and Payroll Taxes                                   13,275              12,033               10,609
        Accounts Payable - Post Petition                                             5,048               1,703                5,056
        Accrued Interest                                                             3,671               3,693                3,616
        Accrued Expenses and Other Current Liabilities                              34,704              35,745               28,444
        Current Income Tax Payable                                                   1,921               2,871                  678
        Advance Billings and Customer Deposits                                      29,375              28,554               28,843
        Deferred Gain on Tower Sale                                                 68,056              68,444               68,833
                                                                             --------------      --------------         ------------
            Total Liabilities Not Subject To Compromise                            161,338             158,205              151,214

     Liabilities Subject to Compromise:
        Accrued Wages, Benefits and Payroll Taxes                                      476                 647                3,085
        Chase Credit Facility                                                      479,000             479,000              479,000
        Notes Payable - 10 1/2%                                                    174,125             174,125              174,125
        Notes Payable - 9 3/8%                                                     250,000             250,000              250,000
        Notes Payable - Yampol                                                         986                 986                  986
        Notes Payable - Dial Page 12 1/4%                                            1,570               1,570                1,570
        Accrued Interest                                                            17,578              17,578               20,423
        Accounts Payable- Pre Petition                                              15,408              15,410               16,107
        Accrued Expenses and Other Current Liabilities - Pre Petition               14,570              15,285               20,974
        Other Liabilities                                                                0                   0                4,812
                                                                             --------------      --------------         ------------
            Total Liabilities Subject To Compromise                                953,714             954,602(1)(2)(3)     971,083

     Deferred Tax Liability                                                          2,655               2,655                2,655

     Stockholders' Equity
        Class A Common Stock                                                            50                  50                   50
        Class B Common Stock                                                             2                   2                    2
        Additional Paid-In Capital                                                 689,148             689,148              689,148
        Accumulated Deficit - Pre Petition                                      (1,171,108)         (1,171,108)          (1,171,108)
        Accumulated Deficit - Post Petition                                        (71,043)            (67,418)             (78,648)
                                                                             --------------      --------------         ------------
             Total Stockholders' Equity                                           (552,950)           (549,326)            (560,555)
        Less:
        Treasury Stock                                                              (6,123)             (6,123)              (6,123)
                                                                             --------------      --------------         ------------
             Total Stockholders' Equity                                           (559,073)           (555,449)            (566,678)

        Total Liabilities and Stockholders' Equity                                $558,634            $560,013             $558,274
                                                                             ==============      ==============         ============

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


     The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.


     On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing on confirmation of the Amended Plan commenced on February 3, 1999. On February 12, 1999, the Bankruptcy Court ordered the Debtors to resolicit the votes of the holders of claims in Class 6 under the Amended Plan (General Unsecured Creditors), and on February 18, 1999, the Bankruptcy Court approved a Notice of Supplemental Disclosure, with attachment, to be used by the Debtors in connection with such resolicitation. The new voting deadline is March 23, 1999, and the hearing on confirmation of the Amended Plan will continue on March 26, 1999.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at January 31, 1999, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

5. During January 1999, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The grant of the stay was premised on the availability of an FCC doctrine known as Second Thursday, which provides that if there is a change of control that meets certain conditions, the regulatory issues designated for hearing will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control. The order was originally granted for ten months and was extended by the FCC through October 6, 1998.

     On February 5, 1999 the FCC granted the Debtors' Second Thursday application and approved the license transfers to Arch contemplated by the Amended Plan (the "FCC Grant"). This approval is conditioned on confirmation of the Amended Plan and consummation of the Amended Plan within nine months of confirmation. By or before March 8, 1999, any party to the proceeding or other person adversely affected by the FCC Grant may petition the FCC for reconsideration of the order or may appeal such decision to the United Stated Court of Appeals for the District of Columbia. By that date, the Commission may also consider the FCC Grant on its own motion. Reconsideration or appeal of the FCC Grant could result in revocation of FCC authority for the MobileMedia/Arch transaction or modification of the conditions of the FCC Grant.

     In the event that the Company were unable to confirm the Amended Plan or to consummate the Amended Plan within the timeframe contemplated by the FCC Grant, the Company could be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended January 31, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) During January, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
 For The Months Ended January 31, 1999, December 31, 1998 and November 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                           January       December       November
                                                                             1999          1998           1998
                                                                           --------     ------------    ----------
Operating Activities
   Net Income(Loss)                                                         ($3,624)      $11,229        ($4,115)
   Adjustments To Reconcile Net Income(Loss) To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                                           9,295         9,353          9,333
      Provision For Uncollectible Accounts And Returns                          856          (240)(1)      1,030
      Amortization of Deferred Gain on Sale of Tower Assets                    (389)         (389)          (389)
      State & Federal Income Taxes                                                0             0 (4)          0
      Write Down of Investment in Affiliate to Net Realizable Value               0           212              0
      Recognized Gain On Sale Of Tower Assets                                     0             0              0
      Reversal of Estimated Loss on Discontinued Operations                       0        (8,120)(2)          0
      Adjustment to Reduce Liabilities Subject to
         Compromise to Estimated Allowed Claims                                   0       (10,461)(3)          0
      Deferred Financings Fees, Net                                             304           304            304
      Change In Operating Assets and Liabilities:
         Accounts Receivable                                                 (2,000)       (3,707)         1,523
         Inventory                                                              287          (595)            24
         Prepaid Expenses And Other Assets                                     (494)         (794)         1,436
         Accounts Payable, Accrued Expenses and Other                         2,634         9,280         (1,361)
                                                                           ---------    ----------    -----------
Net Cash Provided By (Used In) Operating Activities                           6,868         6,072          7,785


Investing Activities
   Construction And Capital Expenditures,
         Including Net Change In Pager Assets                                (9,430)       (8,869)        (6,184)
   Net Proceeds From the Sale of Investment in Abacus                         1,400 (4)         0              0
   Net Proceeds From the Sale of tower assets                                     0             0              0
                                                                           ---------    ----------    -----------
Net Cash Provided By (Used In) Investing Activities                          (8,030)       (8,869)        (6,184)


Financing Activities
   Payment to Chase Credit Facility                                               0             0              0
   Borrowings (Repayments) of DIP Credit Facility                                 0             0              0
                                                                           ---------    ----------    -----------
Net Cash Provided By (Used In) Financing Activities                               0             0              0


Net Increase (Decrease) In Cash And Cash Equivalents                         (1,162)       (2,798)         1,601
Cash And Cash Equivalents At Beginning Of Period                              1,218         4,016          2,415       $2,415
                                                                           ---------    ----------    -----------    =========
Cash And Cash Equivalents At End Of Period                                      $56        $1,218         $4,016
                                                                           =========    ==========    ===========


                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                     STATEMENT OF ACCOUNTS RECEIVABLE AGING
                   AND AGING OF POSTPETITION ACCOUNTS PAYABLE
                      For the month ended January 31, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
              $27,664,167  0 - 30 days old
           ---------------------------------------------------------------------
               12,424,193 31 - 60 days old
           ---------------------------------------------------------------------
                4,920,750 61 - 90 days old
           ---------------------------------------------------------------------
                9,623,009 91+ days old
           ---------------------------------------------------------------------
               54,632,119 TOTAL TRADE ACCOUNTS RECEIVABLE
           ---------------------------------------------------------------------
             (14,823,000) ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
           ---------------------------------------------------------------------
               39,809,119 TRADE ACCOUNTS RECEIVABLE (NET)
           ---------------------------------------------------------------------
                  276,536 OTHER NON-TRADE RECEIVABLES
           ---------------------------------------------------------------------
             $ 40,085,655 ACCOUNTS RECEIVABLE, NET
================================================================================

===================================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                                0-30       31-60    61-90      91+
                                Days       Days      Days     Days      Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE            $ 3,395,269  1,652,251    0        0      $5,047,520
================================================================================

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended January 31, 1999

Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)


--------------------------------------------------------------------------------


========================================================================================
STATUS OF POSTPETITION TAXES

========================================================================================
                           BEGINNING      AMOUNT                  ENDING
                              TAX        WITHHELD      AMOUNT       TAX      DELINQUENT
                           LIABILITY    OR ACCRUED      PAID     LIABILITY     TAXES
----------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------
WITHHOLDING               $        0   $1,030,749   $1,030,749   $        0      $0
========================================================================================
FICA-EMPLOYEE                      0      627,405      627,405            0       0
----------------------------------------------------------------------------------------
FICA-EMPLOYER                117,480    1,321,542    1,244,560      194,462       0
----------------------------------------------------------------------------------------
UNEMPLOYMENT                   1,086       82,552       63,724       19,914       0
----------------------------------------------------------------------------------------
INCOME                     1,213,634            0      950,000      263,634       0
========================================================================================
TOTAL FEDERAL TAXES        1,332,200    3,062,248    3,916,438      478,010       0
========================================================================================
STATE AND LOCAL
========================================================================================
WITHHOLDING                   37,452      179,055      179,055       37,452       0
----------------------------------------------------------------------------------------
SALES                      1,095,721    1,134,045    1,095,316    1,134,450       0
----------------------------------------------------------------------------------------
UNEMPLOYMENT                   8,230      312,477      244,145       76,562       0
----------------------------------------------------------------------------------------
REAL PROPERTY              3,363,710      378,126    1,454,271    2,287,565       0
----------------------------------------------------------------------------------------
OTHER                      4,155,249      656,217        8,861    4,802,605       0
========================================================================================
TOTAL STATE AND LOCAL      8,660,362    2,659,920    2,981,648    8,338,634       0
========================================================================================
TOTAL TAXES               $9,992,562   $5,722,168   $6,898,086   $8,816,644      $0
========================================================================================

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                      For the month ended January 31, 1999
================================================================================

================================================================================
                                   INSIDERS (1)
--------------------------------------------------------------------------------
     Payee Name            Position          Salary/Bonus/  Reimbursable
                                            Auto Allowance    Expenses    Total
--------------------------------------------------------------------------------
Alvarez & Marsal      Chairman -             $   54,167    $    6,866   $ 61,033
Inc. - Joseph A.      Restructuring
Bondi
--------------------------------------------------------------------------------
Burdette, H. Stephen  Senior VP                  15,000             0     15,000
                      Corporate
                      Development and
                      Senior VP
                      Operations
--------------------------------------------------------------------------------
Grawert, Ron          Chief Executive            30,769         4,999     35,768
                      Officer
--------------------------------------------------------------------------------
Gray, Patricia        Secretary/VP and           13,846             0     13,846
                      General Counsel
--------------------------------------------------------------------------------
Gross, Steven         Executive VP Sales         17,769         4,897     22,666
                      & Marketing
--------------------------------------------------------------------------------
Hilson, Debra         Assistant Secretary         4,848         1,736      6,584
--------------------------------------------------------------------------------
Pascucci, James       Treasurer                   8,400         4,991     13,391
--------------------------------------------------------------------------------
Panzella, Vito        VP / Controller             9,112         1,718     10,830
--------------------------------------------------------------------------------
Witsaman, Mark        Senior VP and              15,269         1,478     16,747
                      Chief Technology
                      Officer
--------------------------------------------------------------------------------
                                           TOTAL PAYMENTS TO INSIDERS  $ 195,865
================================================================================

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $191,203.

================================================================================
               PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                      For the month ended January 31, 1999
================================================================================

================================================================================
                                  PROFESSIONALS
--------------------------------------------------------------------------------
                                                                       Holdback
                                    Date of                              and
      Name and Relationship          Court     Invoices    Invoices    Invoice
                                   Approval  Received (1)    Paid      Balances
                                                                          Due
--------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax    1/30/97   $215,957    $  257,363  $  739,188
     and Financial Consultants to
     Debtor
--------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to   1/30/97      87,563      158,926     200,508
     Debtor
--------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.-          1/30/97     148,419            -     464,363
     Restructuring Consultant to
     Debtor (2)
--------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy    1/30/97     230,128      375,342     653,142
     Counsel to Debtor
--------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt &      1/30/97      11,432       27,802      18,955
     Taylor - Delaware Counsel to
     Debtor
--------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC    1/30/97           -            -     108,604
     Counsel to Debtor
--------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC         6/11/97           -            -       3,945
     Counsel to  Debtor
--------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard &       6/04/97      89,992      226,542      90,000
     Zukin - Advisors to the
     Creditors' Committee
--------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue -    4/03/97           -       45,902     125,727
     Counsel to the Creditors'
     Committee
--------------------------------------------------------------------------------
10. Morris, Nichols, Arsht &        4/03/97           -        3,253       1,572
     Tunnell - Delaware Counsel
     to the Creditors' Committee
--------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton   4/25/97           -        2,127       1,523
     & Garrison - FCC Counsel to
     the Creditors' Committee
--------------------------------------------------------------------------------
12. The Blackstone Group LP -       7/10/97     126,156      101,552     276,156
     Financial Advisors to Debtor
--------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov,      10/27/97           -       26,742      33,227
     LLP. - Counsel to Debtor
--------------------------------------------------------------------------------
                   TOTAL                      $ 909,647   $1,225,551  $2,716,910
================================================================================

(1) Excludes invoices for fees and expenses through January 31, 1999 that were received by the Debtors subsequent to January 31, 1999.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended January 31, 1999
================================================================================
                                         SCHEDULED     AMOUNTS
                                          MONTHLY        PAID         TOTAL
                                         PAYMENTS       DURING        UNPAID
NAME OF CREDITOR                            DUE         MONTH      POSTPETITION
--------------------------------------------------------------------------------
The Chase Manhattan Bank - (Interest)   $3,209,280   $3,209,280*     $     0
================================================================================

* Payment made on 02/01/99.

================================================================================
QUESTIONNAIRE
For the month ended January 31, 1999                                 YES     NO
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal      Yes
    course of business this reporting period?
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a              No
    debtor in possession account?
--------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans)             No
    due from related parties?
--------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this     Yes
    reporting period?
--------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from             No
    any party?
--------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                             No
--------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?             No
--------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                         No
--------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                     No
--------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                 No
--------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting       Yes
    period?
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                          No
--------------------------------------------------------------------------------

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 1. During January, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

Item 4 & 11.   The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and
               (viii) customer rewards.

Item 5. As of January 31, 1999 there were no funded borrowings under the DIP facility.

================================================================================
                                    INSURANCE
                      For the month ended January 31, 1999
================================================================================
     There were no changes in insurance coverage for the reporting period.
================================================================================

================================================================================
                                    PERSONNEL
                      For the month ended January 31, 1999
--------------------------------------------------------------------------------
                                                            Full Time  Part Time
--------------------------------------------------------------------------------
1.  Total number of employees at beginning of period            2,929        19
--------------------------------------------------------------------------------
2.  Number of employees hired during the period                    17         3
--------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the
    period                                                         23         2
--------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period       2,923        20
================================================================================